THE CUTLER TRUST
                              TWO PORTLAND SQUARE
                            PORTLAND, MAINE  04101
                                (800) 228-8537

                               ------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                March 20, 1996

                               ------------------


To the Shareholders of
The Cutler Trust:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of The Cutler Trust (the "Trust"), will be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on March 20, 1996 at 10:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 4, 1996:

     1. To elect five Trustees of the Trust, each to serve for an indefinite period of time and until his or her successor is duly elected and qualified;

     2. To ratify or reject the selection of Deloitte & Touche LLP as independent certified public accountants of the Trust for its fiscal year ending June 30, 1996;

     3. To approve or disapprove a proposed amendment to the Investment
Advisory Agreement between the Trust and Cutler & Company, LLC to provide for an increase in the advisory fees payable by Cutler Equity Income Fund and Cutler Approved List Equity Fund;

     4. To approve or disapprove the proposal to eliminate the fundamental investment policy of the Trust prohibiting "paying up" in connection with the Trust's portfolio transactions; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Trustees have fixed the close of business on February 14, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Trustees.

                                    By order of the Board of Trustees,


                                    MAX BERUEFFY
                                    Secretary

Portland, Maine
March 4, 1996
===============================================================================
                            YOUR VOTE IS IMPORTANT

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY
CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  IN ORDER TO SAVE THE
FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR
PROXY PROMPTLY.
===============================================================================

                                PROXY STATEMENT
                               TABLE OF CONTENTS




                                                                          Page

Introduction.................................................................1

Proposal One:  Election of Trustees..........................................3

Proposal Two:  Ratification or Rejection of
  Selection of Independent Certified Public
  Accountants............................................................... 5

Proposal Three:  Approval or Disapproval of the Proposed
  Amendment to the Advisory Agreement Providing for
  an Increase in Advisory Fees Payable by Cutler Equity
  Income Fund and Cutler Approved List Equity Fund.......................... 6

Proposal Four:  Approval or Disapproval of the Proposal
  to Eliminate the Fundamental Investment Policy of the
  Trust Prohibiting "Paying Up" in Connection with
  PortfolioTransactions..................................................... 9

Certain Information Regarding the Adviser
  and the Investment Advisory Agreement.................................... 10

Certain Information Regarding the Distributor
  and the Administrator.................................................... 12

Officers of the Trust...................................................... 12

Principal Shareholders..................................................... 13

Other Matters.............................................................. 14

                               The Cutler Trust
                              TWO PORTLAND SQUARE
                            PORTLAND, MAINE  04101
                                (800) 228-8537


                               ------------------



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                March 20, 1996

                               ------------------



                                 INTRODUCTION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The Cutler Trust, a Delaware business trust (the "Trust"), to be voted at the Special Meeting of Shareholders of the Trust, to be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on March 20, 1996 at 10:00 a.m., and at any adjournments thereof (the "Meeting"). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Trust. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about March 4, 1996.

      The presence in person or by proxy of the holders of record of one-third of the shares of all classes of the Trust entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Trust present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

      The Board of Trustees has fixed the close of business on February 14, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. The Trust currently consists of three separate investment portfolios, each issuing a separate class of shares, which are hereinafter referred to individually as a "Fund" and collectively as the "Funds." The outstanding voting shares of each class as of February 14, 1996 are indicated in the following table with each share of each class being entitled to one vote:

      Cutler Equity Income Fund                   3,609,017
      Cutler Approved List Equity Fund            2,115,629
      Cutler Government Securities Fund             650,964

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at its offices at Two Portland Square, Portland, Maine 04101, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

      The most recent annual and semi-annual reports of the Funds, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Trust at Two Portland Square, Portland, Maine 04101,
(800) 228-8537 and they will be sent promptly by first-class mail.

VOTES REQUIRED.

      The election of Trustees (Proposal One) will require, with respect to each nominee, a vote of the holders of a plurality of the Trust's shares present at the Meeting. Ratification of the selection of the independent certified public accountants (Proposal Two) will require a vote of the holders of a majority of the Trust's shares present at the Meeting. Approval of the proposed amendment to the investment advisory agreement (the "Advisory Agreement") between the Trust and Cutler & Company, LLC (the "Adviser") (Proposal Three) will require a majority vote of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), of Cutler Equity Income Fund and Cutler Approved List Equity Fund (together, the "Equity Funds"), voting separately by class. The proposal to eliminate the fundamental investment policy of the Funds (Proposal Four) will require a majority vote of the outstanding voting securities, as defined in the 1940 Act, of the Funds, voting separately by class. Under the 1940 Act, a "majority vote of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if more than 50% of the outstanding shares are present at the Meeting or represented by proxy; or (b) more than 50% of the outstanding shares, and is hereinafter referred to as a "Majority Vote."

===============================================================================
                                                        SHAREHOLDERS ENTITLED
                     PROPOSALS                                 TO VOTE
-------------------------------------------------------------------------------
Proposal One -   ELECTION OF TRUSTEES                          All Funds
-------------------------------------------------------------------------------
Proposal Two  -  RATIFICATION OR REJECTION OF                  All Funds
                 SELECTION OF INDEPENDENT
                 CERTIFIED PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------
Proposal Three - APPROVAL OR DISAPPROVAL OF THE       Cutler Equity Income Fund
                 PROPOSED AMENDMENT TO THE
                 ADVISORY AGREEMENT PROVIDING             Cutler Approved List
                 FOR AN INCREASE IN THE ADVISORY               Equity Fund
                 FEES PAYABLE BY THE EQUITY FUNDS
-------------------------------------------------------------------------------
Proposal Four -  APPROVAL OR DISAPPROVAL OF THE                All Funds
                 PROPOSAL TO ELIMINATE THE
                 FUNDAMENTAL INVESTMENT POLICY
                 OF THE FUNDS PROHIBITING "PAYING
                 UP" IN CONNECTION WITH PORTFOLIO
                 TRANSACTIONS
===============================================================================

                                 PROPOSAL ONE

                             ELECTION OF TRUSTEES

     At the Meeting, five Trustees will be elected, each to serve for an indefinite term and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The nominees are Kenneth R. Cutler, John Y. Keffer, Dr. Hatten S. Yoder, Jr., Brooke Cutler Ashland and Robert B. Watts, Jr. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

      Each of the nominees has consented to serve as a Trustee. All the nominees are currently Trustees of the Trust except for Robert B. Watts, Jr. The Board of Trustees knows of no reason why any of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Trustees may recommend.

      Certain information concerning the Trustees is set forth as follows:

==============================================================================================
                                                                               Approximate
                                                                                  Number
                                                                                of Shares
                                                                               Beneficially
                                                                                  Owned
                                                        Year                    Directly or
Name, Positions and Offices with the Trust,             First     Year Term   Indirectly as of
    Age, Principal Occupations During                  Became a   as Trustee    January 31,
the Past Five Years and Other Directorships            Trustee    Will Expire       1996
==============================================================================================

Kenneth R. Cutler, Trustee, Chairman and Vice           1992     Indefinite  2755 shares -
President** ..............................                                        Equity
   Former Chairman, Cutler & Company, Inc. (the                                   Income Fund
   predecessor of the Adviser) (registered investment                        9327 shares -
   adviser), currently Principal Portfolio Manager for                            Approved List
   the Equity Funds.  His address is 503 Airport Road,                            Equity Fund
   Medford, Oregon 97504.  Mr. Cutler is 75 years old.                       3121 shares -
                                                                                  Government
                                                                                  Securities
                                                                                  Fund
==============================================================================================
John Y. Keffer, Trustee and President** ..............  1992     Indefinite         0
   President, Director and stockholder, Forum
   Financial Services, Inc. (registered broker-dealer),
   Forum Financial Corp. (registered transfer agent)
   and Forum Advisors, Inc. (registered investment
   adviser).  Manager, Forum Administrative Services
   LLC (administrative services company).  Mr. Keffer
   is also a director of the following registered
   investment companies: Forum Funds, Inc.; Monarch
   Funds; Norwest Advantage Funds; and Stone
   Bridge Funds, Inc.  His address is Two Portland
   Square, Portland, Maine 04101.  Mr. Keffer is 52
   years old.


                                   - 3 -





==============================================================================================
Dr. Hatten S. Yoder, Jr., Trustee*...................   1992     Indefinite         0
   Director Emeritus, Geophysical Laboratory,
   Carnegie Institute of Washington and consultant to
   the Los Alamos National Laboratory.  Dr. Yoder
   has been a director of the Geophysical Laboratory
   and consultant to the Los Alamos National
   Laboratory since 1971.  His address is 6709 Melody
   Lane, Bethesda, Maryland 20817.  Dr. Yoder is 74
   years old.
==============================================================================================
Brooke Cutler Ashland Trustee**....................     1996     Indefinite         0
   Chief Executive Officer and Manager, Cutler &
   Company, LLC.  Former President, Trustee
   Investment Services, Inc. (1990-1994) (financial
   services marketing firm).  Kenneth R. Cutler's
   daughter.  Her address is 503 Airport Road,
   Medford, Oregon 97504.  Ms. Ashland is 44 years
   old.

==============================================================================================
Robert B. Watts, Jr., Nominee for Trustee*..........    1996+    Indefinite+        0
   Attorney in private practice.  His address is 2230
   Brownsboro Highway, Eagle Point, Oregon 97524.
   Mr. Watts is 65 years old.


==============================================================================================

------------------
 *    Member of the Audit Committee.
** "Interested person," as defined in the Investment Company Act of 1940, of the Funds because of affiliation with Cutler & Company, LLC, the Funds' investment adviser, in the case of Mr. Cutler and Ms. Ashland, and affiliation with Forum Financial Services Inc., the Funds' distributor and administrator, in the case of Mr. Keffer.
 +    If elected at the Meeting.

      During the Fund's fiscal year ended June 30, 1995, the Board of Trustees met four times. All of the Trustees attended all of the meetings of the Board of Trustees. The Trust maintains an Audit Committee of the Board of Trustees, which is composed of the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Audit Committee met once during the fiscal year ended June 30, 1995 for the purposes described below in Proposal Two. Trustees of the Trust who are not interested persons of the Trust are paid an annual retainer of $10,000 and are reimbursed for the expenses of attendance at meetings of the Board of Trustees. For the fiscal year ended June 30, 1995, such fees and expenses paid by the Trust totaled $8,720.

      As of February 14, 1996 the Trustees and officers of the Trust as a group owned less than 1% of the shares of each Fund.

COMPENSATION OF TRUSTEES.

       The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended June 30, 1995. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust.

                              Compensation Table
                        Fiscal Year Ended June 30, 1995

===================================================================================================
                                                             Pension or
                                                             Retirement                  Total
                                                              Benefits    Estimated   Compensation
                                                Aggregate     Accrued      Annual         From
                                               Compensation  As Part of   Benefits     Registrant
                                                   from         Fund        Upon          Paid
   Name of Person, Position with the Trust      Registrant    Expenses   Retirement   to Trustees
---------------------------------------------------------------------------------------------------
Kenneth R. Cutler, Trustee, Chairman and
Vice President...............................       $0          N/A         N/A           $0
---------------------------------------------------------------------------------------------------
John Y. Keffer, Trustee and President........       $0          N/A         N/A           $0

---------------------------------------------------------------------------------------------------
Dr. Hatten S. Yoder, Jr., Trustee............     $7,500        N/A         N/A         $7,500

===================================================================================================


      THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS TRUSTEES OF THE TRUST.


                                 PROPOSAL TWO

                   RATIFICATION OR REJECTION OF SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Trustees recommends that the shareholders of the Trust ratify the selection of Deloitte & Touche LLP, independent certified public accountants, to audit the accounts of the Trust for the fiscal year ending June 30, 1996. Their selection was approved by the unanimous vote, cast in person, of the Trustees of the Trust, including the sole Trustee who is not an "interested person" of the Trust within the meaning of the 1940 Act, at a meeting held on September 12, 1995. Deloitte & Touche LLP has audited the accounts of the Trust since prior to the Trust's commencement of business on October 2, 1992 and does not have any direct financial interest or any material indirect financial interest in the Trust. A representative of Deloitte & Touche LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee of the Board of Trustees meets once each year with representatives of Deloitte & Touche LLP to discuss the scope of their engagement and review the financial statements of the Trust and the results of their examination thereof.

      THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                                PROPOSAL THREE

           APPROVAL OR DISAPPROVAL OF THE PROPOSED AMENDMENT TO THE
                 ADVISORY AGREEMENT TO PROVIDE FOR AN INCREASE
               IN THE ADVISORY FEES PAYABLE BY THE EQUITY FUNDS

BACKGROUND.

      As disclosed in the Trust's current prospectus, the Funds' shares are offered and sold exclusively to persons who have previously entered into an investment advisory agreement with the Adviser. Persons who are not advisory clients of the Adviser are therefore not currently eligible to purchase shares of the Funds. The Adviser's clients pay investment advisory fees directly to the Adviser in accordance with the terms of their respective investment advisory agreements. Each investment advisory agreement, however, provides that, with respect to clients whose assets are invested in the shares of the Funds, the fee payable under their investment advisory agreement is reduced so that they do not pay the Adviser under the agreement for advisory services provided to the Funds that are attributable to such assets. Thus, only the Fund pays the Adviser for advisory services the Adviser provides to the Fund.

      At the January 3, 1996 meeting of the Board of Trustees, the Adviser and the Trust's distributor presented to the Trustees for their approval a proposal that the Trust offer shares of the Funds to the public generally (i.e., to persons who have no direct advisory relationship with the Adviser). Based upon information and statistics furnished by the Adviser and the Trust's distributor, the Trustees adopted such proposal. The Trustees agreed with the Adviser's and the distributor's determinations that increased growth in the assets of the Funds would be in the best interests of the Trust and the shareholders of each Fund and authorized the Trust's distributor to take the necessary steps (which do not require shareholder approval) to make the Funds' shares available to the general public, subject to shareholder approval of this proposal.

      In presenting this proposal to the Trustees, the Adviser stated, however, that it would not be willing to continue to serve as investment adviser to the Trust should shares of the Funds become available to the general public unless the investment advisory fees payable by the Equity Funds were increased from .50 of 1% per annum of each Equity Fund's average daily net assets to .75 of 1% per annum of such assets. (The Adviser's fees are accrued daily and paid monthly.) The Adviser indicated that the current lower fee rate was appropriate in the context of a broader investment counsel relationship with the shareholder, where the Adviser would receive separate compensation from the shareholder for services unrelated to the management of the Funds' investment portfolio, but that in the absence of such a relationship the Adviser believed the higher fee rate to be appropriate and commensurate with the services rendered to the Funds. The Adviser pointed out that the higher rate of fee was within the range of investment advisory fees paid by funds having investment objectives and policies comparable to those of the Equity Funds.

THE PROPOSED FEE INCREASES.

      The following table sets forth the aggregate amount of investment advisory fees accrued during the fiscal year ended June 30, 1995 by each of the Equity Funds, the pro forma amount that would have been accrued had the proposed fee schedule been in effect the entire year, and the percentage increase that such fee represents.

                                                      Approved List
                              Equity Income Fund      Equity Fund
                              ------------------      -----------

1995 Actual Fee                  $163,051                $68,145*

1995 Pro forma                   $244,577                $68,145*

% Increase                          50%                     0%*



--------
* The Adviser waived $15,411 in investment advisory fees during the fiscal year ended June 30, 1995. In the absence of such waiver, the Approved List Equity Fund would have accrued $83,556 in investment advisory fees, the pro forma amount that would have been accrued had the proposed new fee schedule been in effect would have been $125,335 and the percentage increase would have been 50%.

EXPENSE INFORMATION.

The purpose of the following table is to assist investors in understanding the various expenses that an investor in an Equity Fund will bear directly or indirectly under the current Advisory Agreement and under the Advisory Agreement as proposed to be amended. There are no transaction charges associated with purchases or redemptions of Fund shares.

                                                 Equity                 Approved
                                                 Income               List Equity
                                                  Fund                    Fund
                                                  ----                    ----
                                                      Proposed               Proposed
                                          Current   (pro forma)   Current   (pro forma)
                                          -------   -----------   -------   -----------

Annual Maximum Investment Counsel Fees     0.25%       0.00%       0.25%      0.00%
(as a percentage of average net assets)

Annual Fund Operating Expenses (1)
(as a percentage of average net assets
after expenses reimbursements and fee
waivers)
      Investment Advisory Fee              0.50%       0.75%       0.41%      0.66%
      Other Expenses                       0.47%       0.47%       0.59%      0.59%
                                           -----       -----       -----      -----
      Total Fund Operating Expenses        0.97%       1.22%       1.00%      1.25%

(1) The table reflects actual expenses incurred by the Equity Funds during the fiscal year ended June 30, 1995. Absent expense reimbursements and fee waivers, the expenses of the Equity Income Fund and Approved List Equity Fund would have been: Investment Advisory Fees, 0.50% and 0.50%, respectively; Other Expenses, 0.47% and 0.73%, respectively; and Total Fund Operating Expenses, 0.97% and 1.23%, respectively.

In the event this Proposal is approved, the Adviser will, until June 30, 1997, waive its fees or reimburse each Equity Fund to the extent such Fund's total operating expenses exceed 1.25%.

Example

A shareholder would pay the following expenses on a $1,000 investment in a Fund, assuming a 5% annual return and redemption at the end of each period:

                          One Year         Three Years          Five Years         Ten Years
                          --------         -----------          ----------         ---------
                              Proposed            Proposed            Proposed            Proposed
                     Current (pro forma) Current (pro forma) Current (pro forma) Current (pro forma)
                     ------- ----------- ------- ----------- ------- ----------- ------- -----------

Equity Income Fund    $ 12       $12      $ 39      $39        $ 67     $67       $148     $148

Approved List
  Equity Fund         $ 13       $13      $ 40      $40        $ 69     $69       $151     $151


The example is based on the expenses listed in the table above, including the maximum investment counsel fee, and assumes the reinvestment of all dividends. The 5% annual return is not a prediction of and does not represent the Funds' projected returns; rather, the assumed 5% annual return is required by government regulation. The example should not be considered a representation of past or future expenses or return. Actual expenses and return may be greater or less than indicated.

BOARD CONSIDERATION.

      At its meeting on January 3, 1996, the Board of Trustees unanimously approved, and recommended to the shareholders of the Equity Funds for their approval, the proposed amendment to the Advisory Agreement to provide for an increase in the fees payable by the Equity Funds thereunder. In reaching its determination, the Trustees considered (i) the Adviser's presentation and its rationale for the fee increase, as described above, (ii) fee and expense information of mutual funds deemed comparable to the respective Equity Funds, and (iii) the nature and quality of the services rendered by the Adviser to the Trust. The Board determined that the proposed fee increase was fair and reasonable under the circumstances and that its adoption would be in the best interests of the Trust and the shareholders of the Equity Funds.

      THE BOARD OF TRUSTEES, INCLUDING THE SOLE INDEPENDENT TRUSTEE, RECOMMENDS THAT THE SHAREHOLDERS OF THE EQUITY FUNDS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE ADVISORY AGREEMENT.

      A copy of the Advisory Agreement, as proposed to be amended, is attached as Exhibit A hereto. If approved by a Majority Vote of the outstanding shares of the Equity Funds voting by class, the amended Advisory Agreement will become effective shortly following the Meeting and will continue in effect from year to year thereafter, subject to approval annually by the Board of Trustees or by a Majority Vote of the outstanding shares of each Fund, and, in either event, approval by a majority of those Trustees who are not parties to the Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval. If the shareholders of an Equity Fund should fail to approve the proposed amendment, the Adviser may continue to serve as investment adviser under the Advisory Agreement at the current rate of fee with respect to such Fund and may serve as investment adviser under the amended Advisory Agreement with respect to a Fund whose shareholders approve the proposed amendment.


                                 PROPOSAL FOUR

              APPROVAL OR DISAPPROVAL OF A PROPOSAL TO ELIMINATE
          THE FUNDAMENTAL INVESTMENT POLICY OF THE FUNDS PROHIBITING
             "PAYING UP" IN CONNECTION WITH PORTFOLIO TRANSACTIONS

      Currently, the Trust's fundamental investment policies provide that the Funds may not "pay up" in connection with the Funds' portfolio transactions. "Paying up" may occur when an investment adviser places a securities transaction with a broker who charges a commission for executing the transaction that is greater than that which another broker would charge for executing the same transaction. "Paying up" may occur in recognition of the brokerage or investment research services provided to the investment adviser by the broker (or, in some cases, by a third party).

      Historically, the Adviser's approach to stock selection, which principally involves an analysis of financial statement information published by publicly-traded companies, has not relied to a significant extent on investment analyses prepared by other firms. In recent years, however, the amount of assets managed by the Adviser has increased significantly and the Adviser has expanded its staff of investment professionals. Management of the Adviser has concluded that access to a wider range of investment research services would enhance its ability to achieve the investment objectives of its clients. Accordingly, at the January 3, 1996 meeting of the Trust's Board of Trustees, the Adviser recommended that the fundamental investment policy of the Trust prohibiting "paying up" be eliminated. In making its recommendation to the Trustees, the Adviser noted that, in its experience, a substantial majority of equity mutual funds permitted their investment advisers to "pay up" for research services.

      If this proposal is approved, allocations of transactions to brokers and the frequency of transactions will continue to be determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration will be prompt execution of orders in an effective manner and at the most favorable price available to a Fund. If the proposal is approved, the Funds may not always pay the lowest commission available. Rather, in determining the amount of commission paid in connection with Fund transactions, the Adviser will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including services available) and any risk assumed by the executing broker. The Adviser may also take into account research and brokerage services, as well as payments made by brokers effecting transactions for a Fund (i) to that Fund or (ii) to other persons on behalf of that Fund for services provided to it for which it would be obligated to pay. Research and analysis provided by a broker may be used by the Adviser in connection with services to clients other than a Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of research services.

      Purchases and sales of portfolio securities for Cutler Government Securities Fund are usually principal transactions. These purchases are made directly from the issuer or from a market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from dealers serving as market makers include the spread between the bid and asked prices. Adoption of the proposal is expected to have no significant effect on Cutler Government Securities Fund's portfolio transactions.

      The Board of Trustees believes that the proposed modification to the Trust's fundamental investment policies is in the best interests of each Fund and its shareholders, and recommends that shareholders vote for the proposal. If the proposal is not approved by a Fund, that Fund's fundamental investment policies will continue to prohibit "paying up" in connection with portfolio transactions.

      THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR THE ELIMINATION OF THIS FUNDAMENTAL INVESTMENT POLICY.


                         CERTAIN INFORMATION REGARDING
                    THE ADVISER AND THE ADVISORY AGREEMENT

      Under the Advisory Agreement, which is dated December 31, 1992, the Trust has retained Cutler & Company, LLC, a limited liability company with offices at 503 Airport Road, Medford, Oregon 97504 to serve as its investment adviser. Brooke Cutler Ashland is a controlling person of the Adviser on the basis of her ownership of a majority of the Adviser's stock. Geoffrey W. Cutler (Kenneth R. Cutler's son) may be deemed to be a "controlling person" of the Adviser on the basis of his ownership of more than 10% of the Adviser's stock. The Adviser is a registered investment adviser and provides investment management services to various individual and institutional clients, including financial institutions, public and private pension funds, profit-sharing plans, charitable corporations and private trust funds. As of January 31, 1996, the Adviser provided investment management services with respect to assets of approximately $722 million, including the Funds.

      Under the terms of the Advisory Agreement the Adviser manages the investments of each Fund and the composition of each Fund's portfolio of securities and investments in accordance with each Fund's investment objectives. The Adviser pays all salaries, fees, and expenses of any officer or Trustee of the Trust who is an officer, member or employee of the Adviser.

MANAGEMENT OF THE ADVISER.

     Ms. Brooke Cutler Ashland, Chief Executive Officer and Manager of the Adviser.

      Mr. Stephen F. Brennan, Director of Marketing and Manager of the Adviser.

     Mr. Geoffrey W. Cutler, President, Senior Portfolio Manager, Investment Committee Member and Manager of the Adviser.

     Mr. Kenneth R. Cutler, Principal Portfolio Manager of the Equity Funds and Investment Committee Member.

     Mr. Michael Dieschbourg, CIMA, Managing Director, Investment Committee Member and Manager of the Adviser.

      Ms. Carol S. Fischer, Chief Operating Officer and Manager of the Adviser.

     Mr. William Gossard, Director of Fixed Income, Investment Committee Member and Manager of the Adviser.

     Mr. John F. Ray, Senior Portfolio Manager, Investment Committee Member and Manager of the Adviser.

      The address of each of the foregoing persons is 503 Airport Road, Medford, Oregon 97504.

CERTAIN RECENT TRANSACTIONS IN THE SECURITIES OF THE ADVISER.

     Prior to December 1994, Kenneth Cutler owned 50% of the outstanding voting shares and 22.31% of the outstanding non-voting shares of Cutler & Company, Inc., the predecessor of the Adviser ("Cutler & Co.") and Brooke Cutler Ashland owned 3.57% of such voting shares and 5.27% of such non-voting shares. Mr. Kenneth Cutler's share ownership represented 22.56% of the total outstanding common shares of Cutler & Co. and Ms. Ashland's share ownership represented 5.29% of such shares. In December 1994, Cutler & Co. redeemed non-voting shares from certain holders, including 10,360 non-voting shares from Mr. Kenneth Cutler (16.56% of such shares outstanding prior to redemption) for a total consideration of $354,649. Also in December 1994, Mr. Kenneth Cutler made the following gifts of shares of Cutler & Co. stock: a gift of 80 voting shares, representing 14.29% of the outstanding voting shares, to Ms. Ashland; a gift of 80 voting shares (14.29%) to Geoffrey W. Cutler; a gift of 40 voting shares (7.15%) to Stephen F. Brennan; and a gift of 1,200 non-voting shares each to Ms. Ashland, Geoffrey W. Cutler and Craig Cutler (1.92% each). Craig Cutler's shares subsequently were redeemed by Cutler & Co. Also during December 1994, Ms. Ashland purchased 40 voting shares from Charlotte T. DeMotte, Trustee of the Demotte Family Trust for a total consideration of $1,251.50 and received as a gift 40 voting shares from Lewis J. Whitney, Jr., Trustee of the L. J. Whitney Trust. Following these transactions, Mr. Kenneth Cutler owned 15.38% of the outstanding voting and none of the outstanding non-voting shares of Cutler & Co., representing 0.57% of the common stock of Cutler & Co. outstanding. Ms. Ashland owned 38.46% of such voting and 27.08% of such non-voting shares, representing 27.42% of the common stock of Cutler & Co. outstanding.

      On January 1, 1995, Ms. Ashland purchased from Cutler & Co. an additional 115,060 shares of newly-issued non-voting stock and 40 shares of newly-issued voting stock for a total consideration of $717,460.80. As a result of that purchase, Ms. Ashland owned 42.86% of the outstanding voting shares and 67.71% of the outstanding non-voting shares of Cutler & Co. and her total share ownership represented 67.65% of the outstanding shares of common stock of Cutler & Co. During 1995, Cutler & Co. issued additional non-voting shares to key employees diluting Mr. Kenneth Cutler's and Ms. Ashland's equity interests. In December 1995, Mr. Kenneth Cutler gave as a gift 10 shares of voting stock to an officer of Cutler & Co., and he gave as a gift his remaining 70 voting shares, representing 12.50% of the outstanding voting shares, to Ms. Ashland. As a result, Mr. Kenneth Cutler no longer had any equity interest in Cutler & Co. and Ms. Ashland owned 59.22% of the outstanding common stock of Cutler & Co., including 55.36% of its voting stock. Effective December 31, 1995, Cutler & Co. reorganized as a limited liability company via a statutory merger into the Adviser, in which all shareholders of Cutler & Co. received one limited liability unit for each share of voting or non-voting stock held by such shareholder.

      Under the 1940 Act, a transfer of a controlling block of the outstanding voting securities of an investment adviser is deemed to be an assignment of the investment advisory agreement to which that investment adviser is a party. As required by the 1940 Act, the Advisory Agreement provides that it shall automatically terminate in the event of an assignment (in which event shareholder approval would be required to enter into a new investment advisory agreement). The Adviser believes that none of the foregoing transactions, either singly or in the aggregate, constituted such an assignment of the Advisory Agreement and therefore did not cause the Advisory Agreement to terminate. In the Adviser's view, the provisions of the 1940 Act governing the assignment of investment advisory agreements do not, either by their terms or in spirit, include transactions of this type.

ADVISORY AGREEMENT.

      The Advisory Agreement was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of such parties, at its meeting held on December 28, 1992, and by the written consent of the sole initial shareholder of the Trust dated December 30, 1992. The Advisory Agreement was last renewed by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of such parties, at a meeting held on September 12, 1995.

      Pursuant to the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Funds, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

      The Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated by the Trust at any time for any reason by vote of a majority of the entire Board of Trustees of the Trust or by a Majority Vote of outstanding voting shares of the Trust, or with respect to a Fund, by a Majority Vote of the outstanding voting shares of such Fund, on 60 days' written notice to the Adviser. The Adviser may terminate the Advisory Agreement at any time on 60 days' written notice to the Trust.


                         CERTAIN INFORMATION REGARDING
                       THE DISTRIBUTOR AND ADMINISTRATOR

      Pursuant to a management agreement with the Adviser and the Trust, Forum Financial Services, Inc. ("Forum") supervises the overall management of the Trust, including overseeing the Trust's receipt of services, advising the Trust and the Trustees on matters concerning the Trust and its affairs, and, at the Board's request, providing the Trust with general office facilities and certain persons to serve as officers. Forum is also the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to a separate distribution agreement. Forum is controlled by John Y. Keffer, a Trustee and the President of the Trust. Forum's address is Two Portland Square, Portland, Maine 04101.

                             OFFICERS OF THE TRUST

      The principal officers of the Trust and their principal occupations during the past five years are set forth below.

      Kenneth R. Cutler, Chairman and Vice President (see Proposal One, "Election of Trustees," at page 3 for biographical information).

      John Y. Keffer, President (see Proposal One, "Election of Trustees," at page 3 for biographical information).

     Geoffrey W. Cutler, Vice President, Assistant Secretary and Assistant Treasurer. President and Manager of Cutler & Company, LLC. His address is 503 Airport Road, Medford, Oregon 97504.

     Max Berueffy, Vice President and Secretary. Counsel, Forum Financial Services, Inc. with which he has been associated since May 1994. Prior to that, Mr. Berueffy was a member of the staff of the U.S. Securities and Exchange Commission. Mr. Berueffy is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

     David I. Goldstein, Assistant Secretary. Counsel, Forum Financial Services, Inc. with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

     Michael D. Martins, Treasurer. Director of Operations, Forum Financial Corp., with which he has been associated since May 1995. Prior to that, Mr. Martins was a Manager of Deloitte & Touche LLP. Mr. Martins is also an officer of various registered investment companies for which Forum Financial Corp. serves as fund accountant and/or transfer agent. His address is Two Portland Square, Portland, Maine 04101.

     Lynn Y. Kelley, Assistant Treasurer. Fund Accounting Manager, Forum Financial Corp., with which she has been associated since December 1993. Prior to that, Ms. Kelley was Senior-in-Charge in Fund Accounting with Investors Bank and Trust Company. Her address is Two Portland Square, Portland, Maine 04101.


                            PRINCIPAL SHAREHOLDERS

      Also as of February 14, 1996, the following persons owned of record 5% or more of the outstanding shares of the Funds as indicated:

=====================================================================================
                                                         Amount and Nature
                             Name and Address              of Beneficial    Percent of
   Title of Class          of Beneficial Owner               Ownership         Class
-------------------------------------------------------------------------------------

Cutler Equity Income  The Karl Kirchgessner Foundation    291,264 shares       8.1%
  Fund                1278 Glenneyre, Suite 149
                      Laguna Beach, CA  92651

                      Comerica Bank TTEE for Big Creek    338,450 shares       9.4%
                        Lumber Profit Sharing Trust
                      3654 Highway 1
                      Davenport, CA  95014
-------------------------------------------------------------------------------------
Cutler Approved List  The Karl Kirchgessner Foundation    337,069 shares       15.9%
  Equity Fund         1278 Glenneyre, Suite 149
                      Laguna Beach, CA  92651

                      Harold E. Gray - IRA Account        110,417 shares       5.2%
                      810 Whitney
                      Visalia, CA  93277


                                   - 13 -




-------------------------------------------------------------------------------------
Cutler Government     The Karl Kirchgessner Foundation     76,768 shares       11.8%
  Securities Fund     1278 Glenneyre, Suite 149
                      Laguna Beach, CA  92651

                      Micheletti, Inc.                    103,968 shares       16.0%
                      MPP & P/S Plan
                      P.O. Box 26620
                      San Jose, CA  95159

                      Steel Structures, Inc.               69,592 shares       10.7%
                      MPP & P/S Plan
                      P.O. Box 1170
                      Madera, CA  93659
=====================================================================================



                                 OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.


                                          By order of the Board of Trustees,



                                          MAX BERUEFFY
                                          Secretary


March 4, 1996
Portland, Maine

                                THE CUTLER TRUST
                               Two Portland Square
                              Portland, Maine 04101

                         ------------------------------

                        CUTLER APPROVED LIST EQUITY FUND

                         ------------------------------



               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Max Berueffy and David I. Goldstein (or if only one shall act then that one) proxies with the power of substitution to vote all the shares of beneficial interest of Cutler Approved List Equity Fund (the "Fund") registered in the name of the undersigned at a Special Meeting of the Stockholders to be held at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on March 20, 1996 at 10:00 a.m. and at any adjournments thereof:


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

1.  To elect Trustees.        |_| FOR all nominees     |_| WITHHOLD AUTHORITY               |_| EXCEPTIONS
                                  listed below             for all nominees listed below

(INSTRUCTION:  To withhold authority to vote for any individual nominee mark the "Exceptions" box and strike a line through the nominee's name in the list below.)

Kenneth R. Cutler    John Y. Keffer    Dr. Hatten S. Yoder, Jr.    Brooke Cutler Ashland     Robert B. Watts, Jr.

2.  To ratify the selection of Deloitte & Touche LLP as independent certified public
    accountants for the fiscal year of the Fund ending June 30, 1996.                     FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

3.  To approve the proposed amendment to the investment advisory agreement between the
    Trust and Cutler & Company, LLC to provide for an increase in the advisory fees
    payable by the Fund       .                                                           FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

4.  To approve the proposal to eliminate the fundamental investment policy of the
    Fund prohibiting "paying up" in connection with portfolio transactions.               FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

5.  To transact such other business as may properly come before the meeting.

     The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Trustee and FOR all the other Proposals.


                                                         Address Change
                                                  and/or Comments Mark Here |_|

I (we) do |_|   do not |_| expect to be present at the meeting.

                                                         PROXY DEPARTMENT
                                                         PORTLAND, MAINE  04101


                                   Receipt acknowledged of the Proxy Statement for a Special Meeting of Stockholders to be held on March 20, 1996.


                                   Date                             , 1996


                                   ___________________________________________
                                                  Signature

                                   ___________________________________________
                                                  Signature

                                                       Votes must be indicated
                                                       (x) in Black or Blue ink.

PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                THE CUTLER TRUST
                               Two Portland Square
                              Portland, Maine 04101

                         ------------------------------

                            CUTLER EQUITY INCOME FUND

                         ------------------------------



               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Max Berueffy and David I. Goldstein (or if only one shall act then that one) proxies with the power of substitution to vote all the shares of beneficial interest of Cutler Equity Income Fund (the "Fund") registered in the name of the undersigned at a Special Meeting of the Stockholders to be held at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on March 20, 1996 at 10:00 a.m. and at any adjournments thereof:


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

1.  To elect Trustees.        |_| FOR all nominees     |_| WITHHOLD AUTHORITY               |_| EXCEPTIONS
                                  listed below             for all nominees listed below

(INSTRUCTION:  To withhold authority to vote for any individual nominee mark the "Exceptions" box and strike a line through the nominee's name in the list below.)

Kenneth R. Cutler    John Y. Keffer    Dr. Hatten S. Yoder, Jr.    Brooke Cutler Ashland     Robert B. Watts, Jr.

2.  To ratify the selection of Deloitte & Touche LLP as independent certified public
    accountants for the fiscal year of the Fund ending June 30, 1996.                     FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

3.  To approve the proposed amendment to the investment advisory agreement between the
    Trust and Cutler & Company, LLC to provide for an increase in the advisory fees
    payable by the Fund       .                                                           FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

4.  To approve the proposal to eliminate the fundamental investment policy of the
    Fund prohibiting "paying up" in connection with portfolio transactions.               FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

5.  To transact such other business as may properly come before the meeting.

     The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Trustee and FOR all the other Proposals.


                                                         Address Change
                                                  and/or Comments Mark Here |_|

I (we) do |_|   do not |_| expect to be present at the meeting.

                                                         PROXY DEPARTMENT
                                                         PORTLAND, MAINE  04101


                                   Receipt acknowledged of the Proxy Statement for a Special Meeting of Stockholders to be held on March 20, 1996.


                                   Date                             , 1996


                                   ___________________________________________
                                                  Signature

                                   ___________________________________________
                                                  Signature

                                                       Votes must be indicated
                                                       (x) in Black or Blue ink.

PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                THE CUTLER TRUST
                               Two Portland Square
                              Portland, Maine 04101

                         ------------------------------

                        CUTLER GOVERNMENT SECURITIES FUND

                         ------------------------------



               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Max Berueffy and David I. Goldstein (or if only one shall act then that one) proxies with the power of substitution to vote all the shares of beneficial interest of Cutler Government Securities Fund (the "Fund") registered in the name of the undersigned at a Special Meeting of the Stockholders to be held at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on March 20, 1996 at 10:00 a.m. and at any adjournments thereof:


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.


1.  To elect Trustees.        |_| FOR all nominees     |_| WITHHOLD AUTHORITY               |_| EXCEPTIONS
                                  listed below             for all nominees listed below

(INSTRUCTION:  To withhold authority to vote for any individual nominee mark the "Exceptions" box and strike a line through the nominee's name in the list below.)

Kenneth R. Cutler    John Y. Keffer    Dr. Hatten S. Yoder, Jr.    Brooke Cutler Ashland     Robert B. Watts, Jr.

2.  To ratify the selection of Deloitte & Touche LLP as independent certified public
    accountants for the fiscal year of the Fund ending June 30, 1996.                     FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

4.  To approve the proposal to eliminate the fundamental investment policy of the
    Fund prohibiting "paying up" in connection with portfolio transactions.               FOR  |_|   AGAINST  |_|    ABSTAIN  |_|

5.  To transact such other business as may properly come before the meeting.

     The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Trustee and FOR all the other Proposals.


                                                         Address Change
                                                  and/or Comments Mark Here |_|

I (we) do |_|   do not |_| expect to be present at the meeting.

                                                         PROXY DEPARTMENT
                                                         PORTLAND, MAINE  04101


                                   Receipt acknowledged of the Proxy Statement for a Special Meeting of Stockholders to be held on March 20, 1996.


                                   Date                             , 1996


                                   ___________________________________________
                                                  Signature

                                   ___________________________________________
                                                  Signature

                                                       Votes must be indicated
                                                       (x) in Black or Blue ink.

PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.